                                                                    EXHIBIT 10.8


                                                CONFIDENTIAL TREATMENT REQUESTED

                                SERVICE AGREEMENT

      This agreement ("Agreement") made as of March 31, 1999 by and between SNYDER HEALTHCARE SALES INC., a New Jersey corporation ("SHS") and ADEZA BIOMEDICAL CORPORATION, a Delaware corporation ("CLIENT")

                              W I T N E S S E T H:

      WHEREAS, SHS provides integrated outsourced sales and marketing solutions worldwide, including client field forces, to the healthcare industry; and

      WHEREAS, CLIENT is in the healthcare industry and has need of certain services of SHS contained in the Scope of Services set forth in Schedule A to this Agreement, as the same may be amended from time to time; and

      WHEREAS, SHS and CLIENT desire to enter into an agreement under which SHS will provide such services to CLIENT.

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, it is agreed as follows:

1.    TERM

      The Agreement shall be in effect as of March 31, 1999 and shall remain in effect through and including May 14, 2001 (the "Term"). This Agreement will automatically renew for additional periods of one year each (each an "Additional Term"), unless CLIENT gives written notice of non-renewal to the other at least sixty (60) days prior to the end of the Term or any Additional Term. The amount of compensation (both fixed and variable fees) payable to SHS

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


under Section 3.1 of this Agreement during any Additional Term will be as mutually agreed upon.

2.    SCOPE OF SERVICES AND PROFESSIONALISM AND COMPLIANCE

      2.1   The Scope of Services.

      The Scope of Services to be provided under this Agreement is set forth in Schedule A to the Agreement as the same may be amended from time to time, each iteration of which shall be dated and signed by an authorized person of each party to this Agreement. Included with Schedule A is a Summary of Services, Expenses, Expense Responsibility and Reimbursements ("Summary of Services") setting forth services, expenses, responsibility for expenses and reimbursement obligations; the Summary of Services is a part of this Agreement and not simply a description of what this Agreement contains. The Summary of Services may be amended from time to time with each alteration dated and signed by an authorized person of each party. Should CLIENT elect to change the Scope of Services to be provided under this Agreement, the compensation paid to SHS will be appropriately adjusted to reflect the change, upon written agreement of the parties.

      2.2   Professionalism and Compliance.

      SHS shall perform the Services, and shall require each Representative to perform the Services (i) in a professional manner consistent with industry standards; (ii) in conformance with that level of care and skill ordinarily exercised by other professional contract sales organizations in similar circumstances; and (iii) in compliance with all applicable local, state and federal laws and regulations.

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


3.    COMPENSATION AND REIMBURSEMENT

      3.1   Compensation.

      CLIENT shall pay SHS compensation for the Scope of Services performed under this Agreement. The amount of compensation to be paid to SHS shall consist of one or more fixed fees for services and may also consist of one or more variable fees for services, all of the fixed and variable fees being set forth on Schedule B to this Agreement (as the same may be amended from time to time with each iteration dated and signed by an authorized person of each party to this Agreement).

      3.2   Reimbursement.

      CLIENT shall also reimburse SHS, and/or persons provided by SHS to perform the Scope of Services, for certain expenses incurred in performing the services to be provided under this Agreement, as more fully set on the Summary of Services.

      3.3   Payment Due

      Invoices are due and payable [***] following receipt by CLIENT. Invoices shall be sent to Accounts Payable, Adeza Biomedical Corporation, 1240 Elko Dr., Sunnyvale, CA 94089. The invoices will clearly state fixed and variable costs and their categories. Adeza shall not be liable for any fixed costs incurred more than ninety (90) days prior to the date on the invoice. Invoices will be remitted by CLIENT to Accounts Receivable, Snyder Healthcare Sales, Inc., 200 Cottontail Lane, Somerset, NJ 08873.

      In addition to SHS's right to terminate this Agreement under Section 10.2 in the case of non-payment, if SHS elects not to terminate the Agreement, CLIENT shall pay a finance charge

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


of [***] for each invoice past due for more than [***] from the receipt of invoice by the CLIENT.

      3.4   Inspection Right

      Upon prior written notice and at mutually agreeable times, CLIENT has the right to inspect the books and records of SHS which relate to this Agreement for the purpose of auditing the documents and invoices with respect to the Scope of Services provided hereunder.

4.    REPRESENTATIONS OF THE PARTIES

      4.1   SHS Representations.

      SHS represents that:

            a. it has the requisite expertise, experience and skill to render the Services and that it shall use all reasonable efforts to cause the Services to be performed in a competent, efficient and professional manner.

            b. the execution, delivery and performance of this Agreement by SHS and the consummation of the transaction contemplated has been duly authorized by all requisite corporate action; that the Agreement constitutes the legal, valid, and binding obligation of SHS, enforceable in accordance with its terms (except to the extent enforcement is limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general principles of equity); and that this Agreement and performance hereunder does not violate or constitute a breach under any organizational document of SHS or any contract, other form of

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                  agreement, or judgment or order to which SHS is a party or by which it is bound.

            c. SHS will maintain insurance with financially sound carriers in the amounts and types (with the deductibles or retentions) as set forth in Schedule C to this Agreement, as the same may be amended from time to time; each iteration of which shall be dated and signed by an authorized person of each party to the Agreement.

      4.2   Client Representations.

      CLIENT represents that:

            a. The execution, delivery and performance of this Agreement by CLIENT and the consummation of the transaction contemplated has been duly authorized by all requisite corporate action; that the Agreement constitutes the legal, valid, and binding obligation of CLIENT, enforceable in accordance with its terms (except to the extent enforcement is limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general principles of equity); and that this Agreement and performance hereunder does not violate or constitute a breach under any organizational document of CLIENT or any contract, other form of agreement, or judgment or order to which CLIENT is a party or by which it is bound.

            b. CLIENT will maintain insurance with financially sound carriers or through one or more financially sound self-insurance arrangements in the amounts and types (and with the deductibles or retentions) as set forth in Schedule C to this

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


      Agreement, as the same may be amended from time to time; each iteration of which shall be dated and signed by an authorized person of each party to the Agreement.

5.    CONFIDENTIALITY

      During the performance of the Services contemplated by this Agreement, each party may learn confidential, proprietary, and/or trade secret information of the other party ("Confidential Information"). The party disclosing Confidential Information shall be referred to as the "Disclosing Party" and the party receiving Confidential Information shall be referred to as the "Receiving Party."

      Confidential Information means any information, unknown to the general public, which is disclosed by the Disclosing Party to the Receiving Party under this Agreement. Confidential Information includes, without limitation, technical, trade secret, commercial and financial information about either party's (a) research or development; (b) marketing plans or techniques, contacts or customers; (c) organization or operations; (d) business development plans (i.e., licensing, supply, acquisitions, divestitures or combined marketing); and
(e) products, licenses, trademarks, patents, other types of intellectual property or any other contractual rights or interests. The Receiving Party shall neither use nor disclose Confidential Information from the Disclosing Party for any purpose other than is specifically allowed by this Agreement.

      Upon the expiration or termination of this Agreement, the Receiving Party shall return to the Disclosing Party all tangible forms of Confidential Information, including any and all copies and/or derivatives of Confidential Information made by either party or their employees as well as any writings, drawings, specifications, manuals or other printed or electronically stored material based on or derived from, Confidential Information. Any material or media not subject to return

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


must be destroyed. The Receiving Party shall not disclose to third parties any Confidential Information or any reports, recommendations, conclusions or other results of work under this Agreement without prior consent of an officer of the Disclosing Party. The obligations set forth in this Article 5, including the obligations of confidentiality and non-use shall be continuing and shall survive the expiration or termination of this Agreement and will continue for a period of five (5) years.

      The obligations of confidentiality and non-use set forth herein shall not apply to the following: (i) Confidential Information at or after such time that it is or becomes publicly available through no fault of the Receiving Party;
(ii) Confidential Information that is already independently known to the Receiving Party as shown by prior written records; (iii) Confidential Information at or after such time that it is disclosed to the Receiving Party by a third party with the legal right to do so; (iv) Confidential Information required to be disclosed pursuant to judicial process, court order or administrative request, provided that the Receiving Party shall so notify the Disclosing Party sufficiently prior to disclosing such Information as to permit the Disclosing Party to seek a protective order.

6.    INDEPENDENT CONTRACTOR

      SHS and its directors, officers, and the persons providing services under the Agreement are at all times independent contractors with respect to CLIENT. Persons provided by SHS to perform Services shall not be deemed employees of CLIENT. CLIENT shall not be responsible for SHS's acts or the acts of its officers, agents and employees while performing the Services whether on CLIENT premises or elsewhere.

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


      SHS shall not be responsible for any cost, however, attributable to: (i) any actions by CLIENT that caused a person provided by SHS to perform services under this Agreement to be reclassified as an employee of CLIENT, (ii) any unlawful or discriminatory acts of CLIENT, and (iii) language in any CLIENT benefit plan that is deemed to extend coverage to person provided by SHS to perform services under the Agreement based on their activities under this Agreement.

7.    OWNERSHIP OF PROPERTY AND DEVELOPMENTS

      Unless otherwise provided in a Schedule attached to this Agreement (including without limitation Schedule A-1A), all materials and documents supplied to either party during the Term of this Agreement, by or through the other, which relate to the Services shall be the sole and exclusive property of the originator of those materials and developments. Notwithstanding the foregoing, all materials and documents or portions thereof, relating to the fetal fibronectin technology shall be the sole and exclusive property of CLIENT. Each party agrees to hold all such property and developments, confidential in accordance with Section 5 of this Agreement. All property and developments, distributed to licensed practitioners, shall be returned, delivered or assigned to the originating party upon the expiration or termination of this Agreement. The provisions of paragraph (b) of Schedule A-1A will survive any expiration or termination of this Agreement.

8.    FINDER'S FEE AND THIRD PARTY EMPLOYMENT

      8.1   Employment or Retention by CLIENT.

      CLIENT may not employ or retain any person employed by or used by SHS to provide services under this Agreement on or prior to October 1, 1999 and may not employ or retain such person thereafter, during the Term of this Agreement, unless SHS is given [***] advance notice of such employment and the applicable finder's fee is paid to SHS by CLIENT in the amount set

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


forth in Schedule B to this Agreement (as the same may be amended from time to time, each iteration of which shall be dated and signed by an authorized person of each party to this Agreement).

      8.2   Employment or Retention by Third Party.

      Should any third party (which provides integrated outsourced sales and marketing solutions) with a contract with, or seeking to enter into an arrangement with, CLIENT (under which the third party is supplying or will supply services to CLIENT, which services are comparable to the Scope of Services), employ or retain (as a consultant or otherwise) during the Term of this Agreement or within [***] after the termination of this Agreement, any person employed by or used by SHS to provide services under this Agreement, such third party shall pay SHS [***] for each person so employed or retained as liquidated damages. To the extent the amount payable to SHS under the immediate prior sentence is not paid within two weeks of invoicing, CLIENT shall pay SHS that amount.

9.    INDEMNIFICATION

      9.1   SHS Indemnifies.

      SHS agrees to indemnify and hold CLIENT, its officers, directors, agents and employees harmless from and against any and all liabilities, losses, proceedings, actions, damages, claims or expenses of any kind, including costs and attorneys' fees which result from (i) any negligent or willful acts or omissions, (ii) acts or omissions outside the scope of this Agreement or (iii) any breach of this Agreement by SHS, its agents, directors, officers or employees, in connection with the representations, duties and obligations of SHS under this Agreement.

      9.2   CLIENT Indemnifies.

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


      CLIENT agrees to indemnify and hold SHS, its officers, directors, agents, and employees harmless from and against any and all liabilities, losses, proceedings, actions, damages, claims or expenses of any kind, including costs and attorneys' fees which result from (i) any negligent or willful acts or omissions by CLIENT, its agents, directors, officers or employees, in connection with the representations, duties and obligations of CLIENT under this Agreement or (ii) products liability claims relating to any product of CLIENT involved with the services provided by SHS under this Agreement, except to the extent that such product liability claim would not have arisen but for any action or omission for which SHS is obligated to indemnify CLIENT pursuant to Section 9. 1.

      9.3   Indemnification Process.

      Any indemnity available hereunder shall be dependent upon the party seeking indemnity providing prompt notice to the indemnitor of any claim or lawsuit giving rise to the indemnity provided, however that failure to comply with this notice requirement shall not reduce the indemnitor's indemnification obligation except to the extent that the indemnitor is prejudiced as a result. Thereafter, the indemnitor shall have exclusive control over the handling of the claim or lawsuit, and the indemnitee shall provide reasonable assistance to the indemnitor in defending the claim, at indemnitor's expense.

10.   TERMINATION

      10.1  60 Day Notice

      Notwithstanding any implication raised by the renewal provisions of
      Section 2 of this Agreement, CLIENT may terminate this Agreement at any time by giving sixty (60) days prior written notice to SHS.

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


      10.2  Immediate Termination

            This Agreement may be terminated effective immediately upon giving written notice as follows:

            a. by SHS, if payment to SHS by CLIENT is not made when due and such payment is not made within thirty (30) days from the date of notice to CLIENT of such nonpayment; or

            b. by either party, in the event that the other party has committed a material breach of this Agreement and such breach has not been cured within thirty (30) days of receipt of written notice from the non-breaching party of such breach; or

            c. by either party, in the event that the other party has become insolvent or has been dissolved or liquidated, filed or has filed against it, a petition in bankruptcy and such petition is not dismissed within sixty (60) days of the filing, makes a general assignment for the benefit of creditors; or has a receiver appointed for a substantial portion of its assets.

      10.3  Survival

      Upon the effective date of termination or expiration, the parties shall have no further obligation to each other (other than those set forth in Sections 5, 7, 8 and 9), except that CLIENT shall: (a) pay the amount set forth or provided for on Schedule B to this Agreement in the case of termination; (b) pay the amount of any fixed and/or variable fees due under Section 3.1 of this Agreement for Services actually performed by SHS through the date termination or expiration is effective; and (c) pay any reimbursement amount due under Section
3.2 of this Agreement for

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


expenses related to the performance of Services through the date termination or expiration is effective.

11.   MISCELLANEOUS

      11.1  Assignment.

      Neither SHS nor CLIENT may assign this Agreement or any of its rights, duties or obligations hereunder without the other party's prior written consent, provided, however, that either SHS or CLIENT may assign its rights, duties and obligations as part of an acquisition of SHS or CLIENT (whether by merger, sale of all or substantially all of the assigning parties assets related to the subject matter of this Agreement, or otherwise), as the case may be, so long as the acquirer (i) is a financially capable business entity and (ii) expressly assumes in writing those rights, duties and obligations under this Agreement and this Agreement itself.

      11.2  Merger.

      This Agreement supersedes all prior arrangements and understandings between parties related to the subject matter of this Agreement

      11.3  Force Majeure.

      Noncompliance with the obligations of this Agreement due to a state of force majeure, the laws or regulations of any government, regulatory or judicial authority, war, civil commotion, destruction of facilities and materials, fire, earthquake or storm, labor disturbances, shortage of materials, failure of public utilities or common carriers, and any other causes beyond the reasonable control of the applicable party, shall not constitute a breach of contract.

      11.4  Severability.

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


      If any provision of this Agreement is finally declared or found to be illegal or unenforceable by a court of competent jurisdiction, both parties shall be relieved of all obligations arising under such provision, but, if capable of performance, the remainder of this Agreement shall not be affected by such declaration or finding. The parties shall endeavor in good faith to agree to an enforceable provision to replace the illegal or unenforceable provision in order to effect the intent of the parties in entering into this Agreement.

      11.5  Amendment.

      This Agreement, including any attachments or exhibits entered into hereunder, contains all of the terms and conditions of the agreement between the parties and constitutes the complete understanding of the parties with respect thereto. No modification, extension or release from any provision hereof shall be affected by mutual agreement, acknowledgment, acceptance of contract documents, or otherwise, unless the same shall be in writing signed by the other party and specifically described as an amendment or extension of this Agreement.

      11.6  Governing Law.

      This Agreement shall be construed according to the laws of the State of California.

      11.7  Counterparts.

      This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document.

      11.8  Notices.

      Any notices required or permitted under this Agreement shall be given in person or sent by first class, certified mail to:

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


            SHS:

            Snyder Healthcare Sales, Inc.
            200 Cottontail Lane
            Somerset, NJ 08873
            Attention: William C. Pollock, President

      with a copy to:

            Peter D. Hutcheon, Esq.
            Norris, McLaughlin & Marcus, P.A.
            721 Route 202-206
            P.O. Box 1018
            Somerville, NJ 08876-1018

            CLIENT:

            Adeza Biomedical Corporation
            1240 Elko Drive
            Sunnyvale, CA 94089
            Attention: Emory Anderson, President

or to such other address or to such other person as may be designated by written notice given from time to time during the term of this Agreement by one party to the other.

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


      WHEREFORE, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.


                                              SNYDER HEALTHCARE SALES, INC.


                                              By: William C. Pollock
                                                  ------------------------
                                                  Name: William C. Pollock
                                                  Title: President
                                                  Date: 8/31/99

                                              ADEZA BIOMEDICAL CORPORATION


                                              By: Emory Anderson
                                                  ------------------------
                                                  Name: Emory Anderson
                                                  Title: President
                                                  Date: 9/2/99

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                                   SCHEDULE A
                                SCOPE OF SERVICES

      SHS will provide the following services (services to be provided must be initialed).

              INITIAL                       SCHEDULE
              IF SCHEDULE    SCHEDULE       SUBJECT
    DATE      APPLIES        NUMBER         MATTER
    ----      -------        ------         ------
                             A-1            Detailing to Targets

                             A-2            Sampling of Products to Targets

                             A-3            Manual Design

  N/A           N/A          A-4            Training of CLIENT personnel

  N/A           N/A          A-5            Event Staffing

  N/A           N/A          A-6            Additional/Special Services:


                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------


      See the Summary of Services, Expenses, Expense Responsibility and Reimbursement attached for information concerning the services and associated costs.


                                     -1-A-1-

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                     SUMMARY OF SERVICES, EXPENSES, EXPENSE
                        RESPONSIBILITY AND REIMBURSEMENTS

      SHS and CLIENT agree to the following Services, Expenses, Expense Responsibility and Reimbursement obligations set out under headings in alphabetical order. CLIENT shall promptly reimburse SHS (including reimbursement for the reasonable expenses of individuals employed by SHS or provided by SHS to perform the Scope of Services under the Agreement to which this Schedule is attached) for the reasonable cost of the following items listed below under the heading "SHS Passthrough Expense to CLIENT" within thirty (30) days of receipt of timely submission of adequate documentation or as may be agreed to by the parties:


                                             SHS PASSTHROUGH
      CATEGORY           CLIENT EXPENSE     EXPENSE TO CLIENT   INCLUDED IN SHS FEE
      --------           --------------     -----------------   -------------------
ADMINISTRATIVE        [***]                [***]                [***]
Business Cards
Copies
Office Supplies
Phone
Postage
Printing
Stationary
Overnight Courier
Other
ANALYTICS/HPR         [***]                [***]                [***]
Alignment
Call Plan
ROI Analysis
Other
AUTO COSTS            [***]                [***]                [***]
Mileage
Parking
Tolls
Other
BENEFITS              [***]                [***]                [***]
Medical
Dental
401(k)
Other
BILLABLE HRS          [***]                [***]                [***]
PROJECTED
BONUS INCENTIVES      [***]                [***]                [***]
SHS
Managers
Representatives
Client Server
Other
CALL REPORTING        [***]                [***]                [***]


                                     -2-A-2-

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                                             SHS PASSTHROUGH
      CATEGORY           CLIENT EXPENSE     EXPENSE TO CLIENT   INCLUDED IN SHS FEE
      --------           --------------     -----------------   -------------------
CLIENT OVERHEAD       [***]                [***]                [***]
CONFERENCE CALLS      [***]                [***]                [***]
EQUIPMENT             [***]                [***]                [***]
Computer
Detail Bags
Faxes
Printer
Other
INSURANCE             [***]                [***]                [***]
Auto
Employment
Liability
Life
Travel
Workers Comp
Other
MAILOUT               [***]                [***]                [***]
Correspondence
Materials
Samples
Other
MANAGERS              [***]                [***]                [***]
Number
Full/Flex time
Dedicated/
Syndicated
MARKETING             [***]                [***]                [***]
MEETINGS              [***]                [***]                [***]
Client
Launch
Manager
Medical
Nat'l
POA
Training
Others
NATIONAL BUSINESS     [***]                [***]                [***]
DIRECTORS
Full/Part time
OTHER SERVICES        [***]                [***]                [***]


                                     -3-A-3-

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED



                                             SHS PASSTHROUGH
      CATEGORY           CLIENT EXPENSE     EXPENSE TO CLIENT   INCLUDED IN SHS FEE
      --------           --------------     -----------------   -------------------
PROMOTIONAL           [***]                [***]                [***]
Entertainment
Gifts
Meals
Programs
Other
RECRUITING            [***]                [***]                [***]
Ads
Interviews
Referrals
Reference checks,
screens
Ride alongs
Other
REPORTING SYSTEM      [***]                [***]                [***]
Paper Based
SALARIES/WAGES        [***]                [***]                [***]
Managers
Reps
Client Services
Other
SALES MATERIALS       [***]                [***]                [***]
SALES REPRESENTATIVES [***]                [***]                [***]
Number
Full/Flex time
Dedicated/
 Syndicated
SAMPLES               [***]                [***]                [***]
SEVERANCE             [***]                [***]                [***]
SHS OVERHEAD          [***]                [***]                [***]
SPECIAL CLIENT        [***]                [***]                [***]
REQUESTS
STAFFING SERVICES     [***]                [***]                [***]
Number of Persons
Type of Event
Location
Dates
TARGETS               [***]                [***]                [***]
Physicians
Hospitals
Managed Care Entity
Other customers of
Adeza Products


                                     -4-A-4-

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                                             SHS PASSTHROUGH
      CATEGORY           CLIENT EXPENSE     EXPENSE TO CLIENT   INCLUDED IN SHS FEE
      --------           --------------     -----------------   -------------------
TAXES                 [***]                [***]                [***]
Payroll
(FICA)
Other
TRAINING              [***]                [***]                [***]
Manager
rep
Home Study
Initial Training
Advanced Training
Computer
Selling Skills
Training Materials
Other
TRAVEL EXPENSES       [***]                [***]                [***]
Air
Auto
Hotel
Meals
Shuttle/Taxi
Tips
Incidentals
Other
VOICE MAIL            [***]                [***]                [***]
ALL OTHER FIELD       [***]                [***]                [***]
EXPENSE


                         TERM OF AGREEMENT
-------------------------------------------------------------------
TERM                                                      DATE
----                                                      ----
Start Date
Implementation Date                                  March 31, 1999
End/Renew Date                                        May 14, 1999
                                                      May 14, 2001

                                     -5-A-5-

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


Date: 8/31/99                                           Date: 9/2/99


   William C. Pollock                                       Emory Anderson
------------------------                                ------------------------
 Authorized SHS Person                                   Authorized SHS Person






                                     -6-A-6-

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                                  SCHEDULE A-1
                    SCOPE OF SERVICES - DETAILING TO TARGETS


      Under the Agreement to which this Schedule A-1 is attached SHS will provide individuals to serve as Sales Representatives to make Calls pursuant to the Call Plan on Targets.

DEFINITIONS

      1.    "Call" means [***].

      2.    "Call Plan" means [***].

      3.    "Manager" means [***].

      4.    "National Business Director" means [***].

      5.    "Product" shall mean [***].

      6.    "Product Literature" shall mean [***].

      7.    "Reports" means [***].

      8.    "Sales Representative" means [***].

      9.    "Targets" means [***].

HIRE STATUS AND WORK SCHEDULE

      [***]

      [***]

CALLS AND TARGETS

      [***]

      [***]

            -  [***]

CALL ACTIVITY

      [***]

CLIENT SERVICES MANAGER

      [***]


                                     -1-A1-1-

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


ALIGNMENT

      [***]

HIRING PROFILE

      [***]

TRAINING

      [***]

MEETINGS

      [***]

      [***]

PERFORMANCE

      [***]

CALL REPORTING

      [***]

REPRESENTATIONS AND UNDERTAKINGS

      In connection with this Schedule A-1:

      a.    SHS represents:

            i.    [***]

      b.    SHS will:

            i.    [***]

            ii.   [***]

            iii.  [***]

            iv.   [***]

      c.    CLIENT will:

            i.    [***]

            ii.   [***]


                                     -2-A1-2-

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED

            iii.  [***]

SALES FORCE STATUS

      [***]



         Date:  8/31/99                   Date:  9/2/99
              ---------------------             ---------------------

          /s/ illegible                   /s/ Emory V. Anderson
         --------------------------       ---------------------------
         Authorized SHS Person            Authorized CLIENT Person


                                     -3-A1-3-

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED



                                  SCHEDULE A-1A
                              PRODUCTS and SERVICES

"Products and Services" for purposes of Schedule A-1 (to which this Schedule A-1A is attached) and the Agreement to which Schedule A-1 (including this Schedule A-1A) is attached means:

Products                             Description
--------                             -----------

Fetal fibronectin tests              Diagnostic Tests

Etegrity Services                    Diagnostic Service

Other CLIENT Products or Services


      (a) The Products and Services shall be promoted by SHS under trademarks owned by or licensed to CLIENT. This Agreement does not constitute a grant to SHS of any property right or interest in the Products and Services or the trademarks owned by or licensed to CLIENT or an Affiliate of CLIENT and/or any other intellectual property rights which CLIENT owns now or in the future. SHS recognizes the validity of and the title of CLIENT to all their trademarks and trade names in any country in connection with the Products and Services, whether registered or not.

      (b) All information, data, writings, inventions and other work products, in any form whatsoever, both tangible and intangible, developed as a result of or in connection with SHS's performance of the Services, including without limitation the Product Literature and all information gathered or developed by the Representatives in the course of the Services (collectively, the "Works"), shall be considered works made for hire pursuant to the Copyright Act of 1976 (if applicable), and/or shall be the sole and exclusive property of CLIENT. CLIENT shall be the sole owner of all the rights to such Works in any form and in all fields of use known or hereafter existing. Upon the request of CLIENT, and at CLIENT's sole expense, SHS will assist CLIENT in documenting or perfecting CLIENT's ownership of the Works. Notwithstanding the foregoing, intellectual property owned by or licensed to SHS prior to the issuance of any task order, and which is used by SHS to develop any Works, shall remain the property of SHS (the "Components"). CLIENT agrees not to assert against SHS and its licensees any ownership interest in the Components. Notwithstanding the foregoing, CLIENT shall have a non-exclusive, irrevocable, perpetual, non-transferable (except to affiliates and to other persons CLIENT transfers or authorizes to use the Works), worldwide, royalty-free license to use such Components in conjunction with the Works and any subsequent versions or derivative Works thereof. Upon the termination of this Agreement, SHS shall return to CLIENT all Works.


                                     -6-A1-6-

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED



         Date:  8/31/99                   Date:  9/2/99
              ---------------------             ---------------------

          /s/ Illegible                    /s/ Emory V. Anderson
         --------------------------       ---------------------------
         Authorized SHS Person            Authorized CLIENT Person


                                     -7-A1-7-

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED



                                  SCHEDULE A-1B
                                     REPORTS

      The Reports required under the Agreement to which Schedule A-1 (including this A-1B) is attached are:

Report               By Whom             Frequency           Other Information
------               -------             ---------           -----------------
[***]                [***]               [***]               [***]







         Date:  8/31/99                   Date:  9/2/99
              ---------------------             ---------------------

          /s/ Illegible                    /s/ Emory V. Anderson
         --------------------------       ---------------------------
         Authorized SHS Person            Authorized CLIENT Person


                                    -1-A1B-1-

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED



                                  SCHEDULE A-1C
                            PREFERRED HIRING PROFILE

Qualifiers

Must have:  [***]
                  [***]
                  [***]
                  [***]
                  [***]

Business Experience Preferences

Most preferable to least preferable:

            [***]
            [***]
            [***]
            [***]

Professional Skills

Desired:    [***]
            [***]
            [***]
            [***]
            [***]
            [***]
            [***]
            [***]
            [***]
            [***]
            [***]


         Date:  8/31/99                   Date:  9/2/99
              ---------------------             ---------------------

          /s/ Illegible                    /s/ Emory V. Anderson
         --------------------------       ---------------------------
         Authorized SHS Person            Authorized CLIENT Person


                                    -1-A1C-1-

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED



                                  SCHEDULE A-1E
                         MEETINGS INCLUDED IN AGREEMENT

      (indicate number; type, whether national, regional or district, and length of training and sales meetings; also indicate the party responsible for the costs incurred in attending)

                                             Party Responsible for Costs

      [***]                                  [***]

      Other Meetings, as requested by CLIENT CLIENT


      See the Summary of Services, Expenses, Expense Responsibility and Reimbursement attached to the Agreement for information concerning CLIENT responsibility for costs.








         Date:  8/31/99                   Date:  9/2/99
              ---------------------             ---------------------

          /s/ Illegible                   /s/ Emory V. Anderson
         --------------------------       ---------------------------
         Authorized SHS Person            Authorized CLIENT Person


                                    -1-A1E-1-

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED



                                  SCHEDULE A-1F
                              CALL REPORTING SYSTEM



The Call reporting system to be used is:

      [***]

                  [***]

                  [***]

      [***]

                  [***]

                  [***]







         Date:  8/31/99                   Date:  9/2/99
              ---------------------             ---------------------

          /s/ Illegible                   /s/ Emory V. Anderson
         --------------------------       ---------------------------
         Authorized SHS Person            Authorized CLIENT Person


                                    -1-A1F-1-

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED



                                  SCHEDULE A-3
                        SCOPE OF SERVICES - MANUAL DESIGN

      [***]

      [***]





         Date:  8/31/99                   Date:  9/2/99
              ---------------------             ---------------------

          /s/ Illegible                   /s/ Emory V. Anderson
         --------------------------       ---------------------------
         Authorized SHS Person            Authorized CLIENT Person


                                     -1-A3-1-

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED



                                   SCHEDULE B
           COMPENSATION - FIXED FEES, VARIABLE FEES AND FINDER'S FEES

FIXED FEES

      CLIENT shall pay SHS Fixed Fees (subject to reduction in the part of the Term ending May 14, 2000) as follows:

      1. For so much of the Term as ends May 14, 2000 [***] payable as follows:

            (i)   [***] by April 14, 1999
                        [***] by May 1, 1999
                        [***] by June 1, 1999

            (ii)  [***] per month beginning June 1, 1999

Subject, however, to reduction as follows:

      SHS will conduct [***].

      Number of Sales
      Representatives hired  Amount of
      for First Class        Reduction
      ---------------        ---------
      [***]                  [***]
      [***]                  [***]
      [***]                  [***]
      [***]                  [***]



      Number of Sales
      Representatives hired  Amount of
      for Second Class       Reduction
      ----------------       ---------
      [***]                  [***]
      [***]                  [***]



      2.    [***]

[***]

VARIABLE FEES

      [***]

      [***]

      [***]


                                     -1-B-1-

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


Percent of Forecast           Percent of Available
Achieved                      Amount of Payment
-------------------------     -------------------------
[***]                         [***]
[***]                         [***]
[***]                         [***]
[***]                         [***]
[***]                         [***]
[***]                         [***]


                                     -2-B-2-

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


FINDER'S FEES

      [***]

             Employed by            Finder's Fee and
             CLIENT                 Other Consequence
             --------------------   --------------------

             [***]                  [***]

             [***]                  [***]
                                          [***]

             [***]                  [***]
                                          [***]

             [***]                  [***]




         Date:  8/31/99                   Date:  9/2/99
              ---------------------             ---------------------

          /s/ Illegible                   /s/ Emory V. Anderson
         --------------------------       ---------------------------
         Authorized SHS Person            Authorized CLIENT Person


                                     -3-B-3-

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED



                                   SCHEDULE C
                             INSURANCE REQUIREMENTS

      SHS shall maintain the following insurance during the Term of the Agreement to which this Schedule is attached:

      [***]                             [***]
      [***]                             [***]

      [***]                             [***]
      [***]                             [***]

      [***]                                   [***]
      [***]                             [***]
                                                    [***]


      SHS will provide CLIENT with evidence of SHS's insurance. SHS will name CLIENT as an additional insured party under SHS's insurance policy, and will provide to CLIENT at least thirty (30) days prior, written notice of any change or cancellation to the SHS's insurance program.

CLIENT:

      CLIENT shall maintain the following insurance or self-insurance during the Term of the Agreement to which this Schedule is attached:

      [***]


                                     -1-C-1-

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED



      CLIENT will provide SHS with evidence of CLIENT's insurance. CLIENT will name SHS as an additional insured party under CLIENT's insurance policy, and will provide to SHS at least thirty (30) days prior, written notice of any change or cancellation to the CLIENT's insurance program.



         Date:  8/31/99                   Date:  9/2/99
              ---------------------             ---------------------

          /s/  Illegible                  /s/ Emory V. Anderson
         --------------------------       ---------------------------
         Authorized SHS Person            Authorized CLIENT Person


                                       -2-

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED



                                 FIRST AMENDMENT
                                       TO
                                SERVICE AGREEMENT

      This first amendment ("First Amendment") made as of March 8, 2002, by and between VENTIV HEALTH U.S. SALES INC., (formerly known as Snyder Healthcare Sales, Inc.), a New Jersey corporation ("VHS") and ADEZA BIOMEDICAL CORPORATION, a Delaware corporation ("CLIENT") to a certain Service Agreement made as of March 31, 1999 (the "Agreement") by and between VHS and CLIENT.

                                   WITNESSETH:

      WHEREAS, Snyder Healthcare Sales, Inc. changed is corporate name in 1999 to Ventiv Health U.S. Sales, Inc.; and

      WHEREAS, the Agreement by its terms expires May 14, 2001; and

      WHEREAS, VHS and CLIENT desire to amend and extend the Agreement as set forth in this First Amendment.

      NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, it is agreed as follows:

1. Wherever "Snyder Healthcare Sales, Inc." appears in the Agreement that text shall be amended and deemed to read "Ventiv Health U.S. Sales, Inc." and wherever "SHS" appears in the Agreement that text shall be amended and deemed to read "VHS".

2. The Term of the Agreement shall be extended until May 14, 2003, unless earlier terminated as provided in the Agreement.



THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


3. The Summary of Services in the Agreement shall be amended effective May 15, 2001 by the Amended Summary of Services attached hereto as Exhibit A.

4. The definition "National Business Director" on Schedule A-1 shall be replaced effective May 15, 2001 with "Specialty Business Unit" which means the [***]. The definition "Reports" on Schedule A-1 shall be amended to read:

            [***].

5, The paragraph in Schedule A-1 under the heading "CLIENT SERVICES MANAGER" shall be deleted from the Agreement effective May 15, 2001. This function is included in the services provided by the Specialty Business Unit.

6. Schedule A-1B shall be amended effective May 15, 2001 by the Amended Schedule A-1B attached hereto as Exhibit B.

7. Schedule A-1F shall be deleted from the Agreement effective May 15, 2001; VHS will not provide Call Reports from a Call Reporting System. Instead VHS shall file period Sales Reports with CLIENT.

8. Schedule A-3 concerning Manual Design shall be deleted from the Agreement effective May 15, 2001; those services have been completed.

9. Schedule B in the Agreement shall be amended effective May 15, 2001 by the Amended Schedule B attached hereto as Exhibit C.

10. Except as expressly amended or revised by this First Amendment the Agreement shall remain in full force and effect.


                                        2

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


      WHEREFORE, the parties hereto have caused this First Amendment to be executed by their duly authorized representatives.

                                    VENTIV HEALTH U.S. SALES, INC.



                                    By:  /s/ Patrick Fourteau
                                         -----------------------------
                                         Name:  Patrick Fourteau
                                         Title:  President
                                         Dated: 3/14/02


                                    ADEZA BIOMEDICAL CORPORATION



                                    By:  /s/ Emory V. Anderson
                                         -----------------------------
                                         Name:  Emory V. Anderson
                                         Title:  President and CEO
                                         Dated: 3/8/02


                                        3

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED



                                                                       Exhibit A

                      AMENDED SUMMARY OF SERVICES, EXPENSES
                    EXPENSE RESPONSIBILITY AND REIMBURSEMENTS

      VHS and CLIENT agree to the following Services, Expenses, Expense Responsibility and Reimbursement obligations set out under headings in alpha order. CLIENT shall promptly reimburse VHS (including reimbursement for the reasonable expenses of individuals employed by VHS or provided by VHS to perform the Scope of Services under the Agreement to which this Schedule is attached) for the reasonable cost of the following items listed below under the heading "VHS Passthrough Expense to CLIENT":

--------------------------------------------------------------------------------
CATEGORY                 CLIENT           VHS PASSTHROUGH        INCLUDED IN
                         EXPENSE          EXPENSE TO CLIENT      VHS FEE
--------------------------------------------------------------------------------
ADMINISTRATIVE           [***]            [***]                  [***]
Business Cards
Photocopies
Office Supplies
Phone
Postage
Printing
Stationary
Overnight Courier
Other
--------------------------------------------------------------------------------
ANALYTICS/HPR            [***]            [***]                  [***]
Alignment
Call Plan
ROI Analysis
Other
--------------------------------------------------------------------------------
AUTO COSTS               [***]            [***]                  [***]
Mileage
Parking
Tolls
Other
--------------------------------------------------------------------------------


                                       A-1

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


--------------------------------------------------------------------------------
CATEGORY                 CLIENT           VHS PASSTHROUGH        INCLUDED IN
                         EXPENSE          EXPENSE TO CLIENT      VHS FEE
--------------------------------------------------------------------------------
BENEFITS                 [***]            [***]                  [***]
Medical
Dental
401(k)
Other
--------------------------------------------------------------------------------
BILLABLE CALLS           [***]            [***]                  [***]
(Hrs) Projected
Group Calls
--------------------------------------------------------------------------------
BONUS INCENTIVES         [***]            [***]                  [***]
VHS
Managers
Representatives
Client Serv
Other
--------------------------------------------------------------------------------
CLIENT OVERHEAD          [***]            [***]                  [***]
--------------------------------------------------------------------------------
CONFERENCE CALLS         [***]            [***]                  [***]
--------------------------------------------------------------------------------
EQUIPMENT                [***]            [***]                  [***]
Computer
Detail Bags
Faxes
Printer
Other
--------------------------------------------------------------------------------
INSURANCE                [***]            [***]                  [***]
Auto
Employment
Liability
Life
Travel
Workers Comp
Other
--------------------------------------------------------------------------------
MAILOUT                  [***]            [***]                  [***]
Correspondence
Materials
Samples
Other
--------------------------------------------------------------------------------
MARKETING                [***]            [***]                  [***]
--------------------------------------------------------------------------------

                                       A-2

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


--------------------------------------------------------------------------------
CATEGORY                 CLIENT           VHS PASSTHROUGH        INCLUDED IN
                         EXPENSE          EXPENSE TO CLIENT      VHS FEE
--------------------------------------------------------------------------------
MEETINGS                 [***]            [***]                  [***]
Client
Launch
Manager
Medical
Nat'l
POA
Training
Others
--------------------------------------------------------------------------------
NATIONAL BUSINESS        [***]            [***]                  [***]
DIRECTOR
Full/Part Time
--------------------------------------------------------------------------------
OTHER SERVICES           [***]            [***]                  [***]
--------------------------------------------------------------------------------
PROMOTIONAL              [***]            [***]                  [***]
Entertainment
Gifts
Meals
Programs
Other
--------------------------------------------------------------------------------
RECRUITING               [***]            [***]                  [***]
Ads
Interviews
Referrals
Reference checks, screens
Ride alongs
Other
--------------------------------------------------------------------------------
REPORTING SYSTEM         [***]            [***]                  [***]
Paper Based
Back Up
Automated

------------
(type)
--------------------------------------------------------------------------------
SALARIES/WAGES           [***]            [***]                  [***]
Managers
Reps
Client Services
Other
--------------------------------------------------------------------------------

                                       A-3

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


--------------------------------------------------------------------------------
CATEGORY                 CLIENT           VHS PASSTHROUGH        INCLUDED IN
                         EXPENSE          EXPENSE TO CLIENT      VHS FEE
--------------------------------------------------------------------------------
SALES MATERIALS          [***]            [***]                  [***]
--------------------------------------------------------------------------------
SALES REPRESENTATIVES    [***]            [***]                  [***]
--------------------------------------------------------------------------------
Number
Full/Flex time
Dedicated/
  Syndicated
--------------------------------------------------------------------------------
SALES REPORTS            [***]            [***]                  [***]
--------------------------------------------------------------------------------
SAMPLES                  [***]            [***]                  [***]
--------------------------------------------------------------------------------
SEVERANCE                [***]            [***]                  [***]
--------------------------------------------------------------------------------
VHS OVERHEAD             [***]            [***]                  [***]
--------------------------------------------------------------------------------
SPECIAL CLIENT REQUESTS  [***]            [***]                  [***]
--------------------------------------------------------------------------------
STAFFING SERVICES        [***]            [***]                  [***]
Number of Persons
Type of Event
Location
Dates
--------------------------------------------------------------------------------
TARGETS                  [***]            [***]                  [***]
Physician
Specialty(ies)
PA's/NP's
Pharmacists
Hospitals
Clinics
Managed Care
Entity
--------------------------------------------------------------------------------
TAXES                    [***]            [***]                  [***]
Payroll
(FICA,...)
Other
--------------------------------------------------------------------------------


                                       A-4

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


--------------------------------------------------------------------------------
CATEGORY                 CLIENT           VHS PASSTHROUGH        INCLUDED IN
                         EXPENSE          EXPENSE TO CLIENT      VHS FEE

--------------------------------------------------------------------------------
TRAINING                 [***]            [***]                  [***]
Manager
Rep
Home Study
Initial Training
Advanced Training
Computer
Selling Skills
Training
Materials
Other
--------------------------------------------------------------------------------
TRAVEL EXPENSES          [***]            [***]                  [***]
Air
Auto
Hotel
Meals
Shuttle/Taxi
Tips
Incidentals
Other
--------------------------------------------------------------------------------
VOICE MAIL               [***]            [***]                  [***]
--------------------------------------------------------------------------------
ALL OTHER FIELD EXPENSE  [***]            [***]                  [***]
--------------------------------------------------------------------------------


                                       A-5

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


     TERMS OF AGREEMENT
--------------------------------------------------------------------------------
TERM                                                 Date
Start Date                                           May 15, 2001
End/Renew Date                                       May 14, 2003
--------------------------------------------------------------------------------





         Date:  3/14/02                   Date:  3/8/02
              ---------------------             ---------------------

          /s/ Patrick Fourteau            /s/ Emory V. Anderson
        --------------------------       ---------------------------
         Authorized SHS Person            Authorized CLIENT Person


                                       A-6

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                                                                       Exhibit B

                              AMENDED SCHEDULE A-1B
                                     REPORTS

         The Reports required under the Agreement to which Schedule A-1 (including this A-1B) is attached are:

     Report              By Whom           Frequency           Other Information

[***]                 [***]              [***]                 [***]





Date:       3/14/02                             Date:       3/8/02
     --------------------                            --------------------


/s/ Illegible                                   /s/ Emory V. Anderson
-------------------------                       -------------------------
Authorized VHS Person                           Authorized CLIENT Person



                                    A-1B-1

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                                                                       Exhibit C

                               AMENDED SCHEDULE B
           COMPENSATION - FIXED FEES, VARIABLE FEES AND FINDER'S FEES

FIXED FEES

         CLIENT shall pay VHS Fixed Fees as follows:

for the period May 15, 2001 to May 14, 2002
-------------------------------------------
         [***]

for the Period May 15, 2002 to Mgy 14, 2003
-------------------------------------------
         [***]

VARIABLE FEES

         [***]

                          Adeza-Ventiv Risk Share Pool


RISK POOL CRITERIA

[***]

[***]
[***]

Sales Targets (Pool A)

PERFORMANCE                     PAYOUT

[***]                           [***]
[***]                           [***]
[***]                           [***]
[***]                           [***]
[***]                           [***]

Non-Sales Performance

GOAL                                      PAYOUT

[***]                                     [***]

                                       B-1

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED



[***]                                     [***]

Example

[***]

PERFORMANCE                                PAYOUT

[***]                                      [***]
[***]                                      [***]

[***]                                      [***]
[***]

                                       B-2

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED



FINDERS' FEES

         [***]



Date:       3-14-02                             Date:       3/8/02
     --------------------                            --------------------


/s/ Illegible                                   /s/ Emory V. Anderson
-------------------------                       -------------------------
Authorized VHS Person                           Authorized CLIENT Person



                                       B-3

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                                SECOND AMENDMENT
                                       TO
                                SERVICE AGREEMENT


      This second amendment ("Second Amendment") made as of July 22, 2002, by and between VENTIV HEALTH U.S. SALES LLC, a New Jersey limited liability company and successor by merger to Ventiv Health U.S. Sales, Inc., A New Jersey corporation ("VHS') and ADEZA BIOMEDICAL CORPORATION, a Delaware corporation ("CLIENT') to a certain Service Agreement made as of March 31, 1999 (the "Agreement') by and between VHS and CLIENT and previously amended by a certain First Amendment made as of March 8, 2001 (the "First Amendment", the Agreement as so amended being the "Amended Agreement") by and between VHS and CLIENT.

                                   WITNESSETH:

      WHEREAS, the Amended Agreement by its terms expires May 14, 2003; and

      WHEREAS, VHS and CLIENT desire to amend the Agreement to add a second field force of VHS personnel (the "Direct Force"; the original field force of VHS personnel being the "General Force") and to extend the Agreement as set forth in this Second Amendment.

      NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, it is agreed as follows:

1. Wherever "Ventiv Health U.S. Sales, Inc." appears in the Amended Agreement that text shall be amended and deemed to read "Ventiv Health U.S. Sales LLC".

2. The Term of the Agreement shall be extended until May 14, 2004, unless earlier terminated as provided in the Agreement.



THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


3. The Summary of Services in the Agreement shall be amended effective May 15, 2002 by the Second Amended Summary of Services attached hereto as Exhibit A.

4.    The text of Schedule A-1 in this Agreement under the headings "HIRE STATUS
      AND

      WORK SCHEDULE" and "CALLS AND TARGETS" is replaced in its entirety by the following:

      HIRE STATUS AND WORK SCHEDULE

                  [***]

                  [***]

                  [***]

      CALLS AND TARGETS

                  [***]

                  [***]

5. The heading "CALL ACTIVITY" in Schedule A-1 and the text thereunder are deleted and the heading "SALES FORCE STATUS" is revised to read "STATUS OF SALES FORCES."

6. Schedule B in the Agreement shall be amended effective May 15, 2002 by the Second Amended Schedule B attached hereto as Exhibit B.

                                       2

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


7. Except as expressly amended or revised by this First Amendment the Agreement shall remain in full force and effect.



                                       3

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED




      WHEREFORE, the parties hereto have caused this First Amendment to be executed by their duly authorized representatives.



                                                VENTIV HEALTH U.S. SALE LLC

                                                By:  /s/ Terrell G. Herring
                                                   ------------------------
                                                   Name: Terrell G. Herring
                                                   Title: President
                                                   Dated: July 24, 2002


                                                ADEZA BIOMEDICAL CORPORATION

                                                By:  /s/ Emory V. Anderson
                                                   ------------------------
                                                   Name: Emory V. Anderson
                                                   Title: President and CEO
                                                   Dated: July 22, 2002


                                       4

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED
                                                                       Exhibit A

                  SECOND AMENDED SUMMARY OF SERVICES, EXPENSES
                    EXPENSE RESPONSIBILITY AND REIMBURSEMENTS

         VHS and CLIENT agree to the following Services, Expenses, Expense Responsibility and Rcimbursement obligations set out under headings in alpha order. CLIENT shall promptly reimburse VHS (including reimbursement for the reasonable expenses of individuals employed by VHS or provided by VHS to perform the Scope of Services under the Agreement to which this Schedule is attached) for the reasonable cost of the following items listed below under the heading "VHS Passthrough Expense to CLIENT":

CATEGORY                             CLIENT          VHS PASSTHROUGH        INCLUDED IN
                                     EXPENSE         EXPENSE TO CLIENT      VHS FEE
ADMINISTRATIVE                       [***]           [***]                  [***]
Business Cards
Photocopies
Office Supplies
Phone
Postage
Printing
Stationary
Overnight Courier
Other
ANALYTICS/HPR                        [***]           [***]                  [***]
Alignment
Call Plan
ROI Analysis
Other

                                      A-5

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


CATEGORY                             CLIENT          VHS PASSTHROUGH        INCLUDED IN
                                     EXPENSE         EXPENSE TO CLIENT      VHS FEE
AUTO COSTS                           [***]           [***]                  [***]
Mileage
Parking
Tolls
Other
BENEFITS                             [***]           [***]                  [***]
Medical
Dental
401(k)
Other
BILLABLE CALLS                       [***]           [***]                  [***]
(Hrs) Projected
Group Calls
BONUS INCENTIVES                     [***]           [***]                  [***]
VHS
Managers
Representatives
Client Serv
Other
CLIENT OVERHEAD                      [***]           [***]                  [***]

CONFERENCE CALLS                     [***]           [***]                  [***]

EQUIPMENT                            [***]           [***]                  [***]
Computer
Detail Bags
Faxes
Printer
Other
INSURANCE                            [***]           [***]                  [***]
Auto
Employment
Liability
Life
Travel
Workers Comp
Other
MAILOUT                              [***]           [***]                  [***]
Correspondence
Materials
Samples
Other
MARKETING                            [***]           [***]                  [***]

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


CATEGORY                             CLIENT          VHS PASSTHROUGH        INCLUDED IN
                                     EXPENSE         EXPENSE TO CLIENT      VHS FEE
MEETINGS                             [***]           [***]                  [***]
Client
Launch
Manager
Medical
Nat'l
POA
Training
Others
NATIONAL BUSINESS DIRECTOR           [***]           [***]                  [***]
Full/Part Time

OTHER SERVICES                       [***]           [***]                  [***]

PROMOTIONAL                          [***]           [***]                  [***]
Entertainment
Gifts
Meals
Programs
Other
RECRUITING                           [***]           [***]                  [***]
Ads
Interviews
Referrals
Reference checks, screens
Ride alongs
Other
REPORTING SYSTEM                     [***]           [***]                  [***]
Paper Based
Back Up
Automated
______________
(type)
SALARIES/WAGES                       [***]           [***]                  [***]
Managers
Reps
Client Services
Other
SALES MATERIALS                      [***]           [***]                  [***]

SALES REPRESENTATIVES                [***]           [***]                  [***]
Number
Full/Flex time

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


CATEGORY                             CLIENT          VHS PASSTHROUGH        INCLUDED IN
                                     EXPENSE         EXPENSE TO CLIENT      VHS FEE
Dedicated/
  Syndicated
SALES REPORTS                        [***]           [***]                  [***]
SAMPLES                              [***]           [***]                  [***]

SEVERANCE                            [***]           [***]                  [***]
VHS OVERHEAD                         [***]           [***]                  [***]

SPECIAL CLIENT REQUESTS              [***]           [***]                  [***]

STAFFING SERVICES                    [***]           [***]                  [***]
Number of Persons
Type of Event
Location
Dates
TARGETS                              [***]           [***]                  [***]
Physician
Specialty(ies)
PA's/NP's
Pharmacists
Hospitals
Clinics
Managed Care
Entity
TAXES                                [***]           [***]                  [***]
Payroll
(FICA,...)
Other

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


CATEGORY                             CLIENT          VHS PASSTHROUGH        INCLUDED IN
                                     EXPENSE         EXPENSE TO CLIENT      VHS FEE
TRAINING                             [***]           [***]                  [***]
Manager
Rep
Home Study
Initial Training
Advanced Training
Computer
Selling Skills
Training
Materials
Other
TRAVEL EXPENSES                      [***]           [***]                  [***]
Air
Auto
Hotel
Meals
Shuttle/Taxi
Tips
Incidentals
Other
VOICE MAIL                           [***]           [***]                  [***]

ALL OTHER FIELD EXPENSE              [***]           [***]                  [***]



                TERMS OF AGREEMENT

TERM                                                  Date
Start Date                                            May 15, 2002
End/Renew Date                                        May 14, 2004


Date:       7/23/02                             Date:    July 22, 2002
     --------------------                            --------------------


/s/ Terrell G. Herring                          /s/ Emory V. Anderson
-------------------------                       -------------------------
Authorized VHS Person                           Authorized CLIENT Person

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED
                                                                       Exhibit B


                            SECOND AMENDED SCHEDULE B
           COMPENSATION - FIXED FEES, VARIABLE FEES AND FINDER'S FEES

FIXED FEES

         CLIENT shall pay VHS Fixed Fees as follows:

A.       For the Wave I Force:
         --------------------

1.       For the period May 15, 2001 to May 14, 2002
         -------------------------------------------

         [***]

2.       For the period May 15, 2002 to May 14, 2003
         -------------------------------------------

         [***]

3.       For the period May 15, 2003 to May 14, 2004
         -------------------------------------------

         [***]

B.       For the Wave II Force 1.
         -----------------------

1.       For the period May 15, 2002 to May 14, 2003
         -------------------------------------------

         [***]

2.       For the period May 15, 2003 to May 14, 2004
         -------------------------------------------

         [***]

VARIABLE FEES

         [***]



                                      B-2

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


FINDERS' FEES

         [***]



Date:       7/23/02                             Date:    July 22, 2002
     --------------------                            --------------------


/s/ Terrell G. Herring                          /s/ Emory V. Anderson
-------------------------                       -------------------------
Authorized VHS Person                           Authorized CLIENT Person



                                      B-3

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED
                                                                       Exhibit B

                          Adeza-Ventiv Risk Share Pool


RISK POOL CRITERIA

Through May 14, 2003

[***]

[***]
[***]

Through May 15, 2003

[***]

[***]
[***]

Sales Targets (Pool A)

PERFORMANCE                                 PAYOUT

[***]                                       [***]
[***]                                       [***]
[***]                                       [***]
[***]                                       [***]
[***]                                       [***]

Non-Sales Performance

GOAL                                                      PAYOUT

[***]                                                     [***]

[***]                                                     [***]

Example (computed prior to May 15, 2003)

[***]

                                      B-3

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                                 THIRD AMENDMENT
                                       TO
                                SERVICE AGREEMENT

      This third amendment ("Third Amendment") made as of May 15, 2004, by and between VENTIV HEALTH U.S. SALES LLC, a New Jersey limited liability company ("VHS") and ADEZA BIOMEDICAL CORPORATION, a Delaware corporation ("CLIENT"`) to a certain Service Agreement made as of March 31, 1999 (the "Agreement") by and between VHS and CLIENT, as amended by a First Amendment made as of March 8, 2001 (the "First Amendment") and a Second Amendment made as of July 22, 2002 (the "Second Amendment").

                                   WITNESSETH:

      WHEREAS, on or about February 2, 2004, VHS commenced providing sales force automation services to CLIENT.

      WHEREAS, VHS and CLIENT desire to further amend the Agreement by extending the term and changing the [***] as set forth in this Third Amendment (the Agreement as amended by the First Amendment, Second Amendment and this Tbird Amendment referred to herein as the "Amended Agreement").

      NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, it is agreed as follows:

1. Construction. All terms not otherwise defined in this Amendment shall have the meanings set forth in the Amended Agreement. Except as set forth herein, the Amended Agreement shall remain unaffected by execution of this Third Amendment.



THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


2. The Extended Term. The Term of the Amended Agreement shall be extended until May 14, 2006 (the "Extended Term"), unless earlier terminated as provided in the Amended Agreement.

3. The Fixed Fess payable by CLIENT to VHS during the Extended Term, as set forth in Exhibit B attached to the Second Amendment ("Second Amended Schedule B, Compensation -Fixed Fees, Variable Fees and Finder's Fees), are revised to provide for the payment of the following Fixed Fees from CLIENT to VHS:

         PERIOD                   YEARLY COST PER
                                       SALES                     YEARLY COST PER
                                   REPRESENTATIVE               DISTRICT MANAGER
     May 15, 2004 -                    [***]                          [***]

     May 15, 2005 -                    [***]
      May 14, 2006                                                    [***]


4. The Variable Fees payable by CI.JFNT to VHS during the Extended Term are as follows: [***].

5. Schedule A-1F Call Reporting System shall be replaced by the First Amendcd Schedule A-1F attached to this Third Amendment as Exhibit I. [***].

6. Representatives must be provided with internet service [***].

7. In the event of termination of the Amended Agreement in accordance with Sections 10.1 or Section 10.2, or at the end of the Extended Term, CLIENT shall be [***].


                                        2

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


8. In the event a Sales Representative is terminated (voluntarily or involuntarily), VHS shall [***].

9. If CLIENT converts any or all Sales Representatives, [***].

10 Notwithstanding anything to the contrary set forth in this Amended Agreement all office supplies, printing, postage, costs associated with phone service, in addition to all travel costs, Sales Representative and District Manager bonuses (including employer portion of travel), and marketing funds will be [***].

11. All references in the Amended Agreement to a maximum number of Sales Representatives or District Managers are hereby removed, it being understood that the CLIENT and VHS may agree, in writing, to increase the number of VHS employees providing services under the Amended Agreement.

      WHEREFORE, the parties hereto have caused this Third Amendment to be executed by their duly authorized representatives.


                                       VENTIV HEALTH U.S. SALE LLC

                                       By:  /s/ Terrell G. Herring
                                          ------------------------
                                       Name: Terrell G. Herring
                                       Title: President
                                       Dated: 7/29/04


                                       ADEZA BIOMEDICAL CORPORATION

                                       By:  /s/ Emory V. Anderson
                                          ------------------------
                                          Name: Emory V. Anderson
                                          Title: President and CEO
                                          Dated: 7/27/04


                                        3

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED
                                                                       Exhibit I


                           First Amended SCHEDULE A-IF
                              CALL REPORTING SYSTEM



      The Call Reporting system to be used is hand held solution (does not include laptops) that is:

                  [***]
                               [***]
                               [***]



Date:       7/29/04                             Date:    7/27/04
     --------------------                            --------------------


/s/ Terrell G. Herring                          /s/ Emory V. Anderson
-------------------------                       -------------------------
Authorized VHS Person                           Authorized CLIENT Person

                                     A1F-1

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.